Prospectus supplement dated October 1, 2013
to the following prospectus(es):
America's Future Horizon Annuity, America's Horizon Annuity, America's marketFLEX II Annuity,
America's marketFLEX Advisor Annuity, America's marketFLEX Annuity, BOA Achiever Annuity,
BOA Advisor Variable Annuity, BOA All American Annuity, BOA America's Exclusive Annuity II,
BOA America's Future Annuity, BOA America's FUTURE Annuity II, BOA America's VISION Annuity,
BOA Choice Annuity, BOA Choice Venue Annuity, BOA Choice Venue Annuity II,
BOA Elite Venue Annuity, BOA Future Venue Annuity, BOA IV, BOA V, Compass All American,
Compass All American Gold, Key All American Gold, Key Choice, Key Future, M&T All American,
M&T All American Gold, Nationwide Destination All American Gold,
Nationwide Destination All American Gold 2.0,
Nationwide Destination All American Gold New York 2.0,
Nationwide Destination Architect 2.0, Nationwide Destination B, Nationwide Destination B 2.0,
Nationwide Destination B New York 2.0, Nationwide Destination C, Nationwide Destination EV,
Nationwide Destination EV 2.0, Nationwide Destination EV New York 2.0,
Nationwide Destination Income Annuity, Nationwide Destination L, Nationwide Destination L 2.0,
Nationwide Destination L New York 2.0, Nationwide Destination Navigator,
Nationwide Destination Navigator 2.0, Nationwide Destination Navigator New York,
Nationwide Destination Navigator New York 2.0, Nationwide Heritage Annuity,
Nationwide Income Architect Annuity, NEA Valuebuilder, NEA Valuebuilder Future,
NEA Valuebuilder Select, Paine Webber Choice Annuity, Soloist, Sun Trust All American,
The BB&T Future Annuity, The One Investor Annuity, Wells Fargo Gold Variable Annuity,
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred,
Waddell & Reed Advisors Select Preferred 2.0,
Waddell & Reed Advisors Select Preferred New York 2.0, and
Waddell & Reed Advisors Select Reserve Annuity prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective October 1, 2013, Nationwide will permit withdrawal requests to be submitted by telephone to the Service Center subject to dollar amount limitations and payment restrictions. Nationwide reserves the right to restrict or remove the ability to submit requests by telephone upon written notice. As a result, the following change applies to the prospectus:
(1)	The first paragraph of the "Surrender/Withdrawal Prior to Annuitization" section is deleted in its entirety and replaced with the following:
Prior to annuitization and before the Annuitant's death, Contract Owners may generally withdraw some or all of their Contract Value. Withdrawals from the contract may be subject to federal income tax and/or a tax penalty (see Appendix C: Contract Types and Tax Information). Withdrawal requests may be submitted in writing or by telephone to the Service Center and Nationwide may require additional information. Requests submitted by telephone will be subject to dollar amount limitations and may be subject to payment restrictions to prevent fraud. Nationwide reserves the right to restrict or remove the ability to submit requests by telephone upon written notice. Contact the Service Center for current limitations and restrictions. When taking a full surrender, Nationwide may require that the contract accompany the request. Nationwide may require a signature guarantee.
PROS-0240